

ROTH CONFERENCE

MARCH 2023

ammo INCORPORATED

GUN BROKER.COM

Nasdaq POWW

Dana Point, CA

Safe Harbor Statement

This document contains certain "forward-looking statements". All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports filed on Form 8-K.

In our filings with the Securities and Exchange Commission, references to "AMMO, Inc.", "AMMO", "the Company", "we," "us," "our" and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

Introduction – Ammo Inc.

REASONS TO LISTEN

AMMO (MANUFACTURING)	GUNBROKER.COM (TECH)
NEW 185,000 SQ FT. MANUFACTURING FACILITY DOUBLES CAPACITY	$1 + BILLION ANNUAL MERCHANDISE SALES
STRATEGIC PIVOT TO HIGHER MARGIN DEEP DRAW RIFLE BRASS PRODUCTS	80+% GROSS PROFIT MARGIN FROM MERCHANDISE FEE REVENUE
MANUFACTURER OF NATO AND RUSSIAN CALIBERS THAT ARE IN HIGH DEMAND BOTH DOMESTICALLY AND INTERNATIONALLY	LARGEST MARKETSHARE IN FIREARM AND AMMUNITION SPACE
SIGNIFICANT INTERNATIONAL GOVERNMENT OPPORTUNITIES	ENHANCED PLATFORM WITH CARTING ENABLES GREATER TAKE RATE – CURRENT TAKE RATE OF 5-6%

Introduction

October 2016
Fred Wagenhals founds AMMO, Inc.

December 2016
AMMO consummates a merger and begins trading OTC in February 2017

September 2017
AMMO acquires the exclusive license to hybrid luminescence technology used in STREAK ammunition

October 2018
AMMO acquires SW Kenetics and armor piercing projectile patented technology

March 2019
AMMO closes JMC brass case division acquisition

March 2020
The Company expands manufacturing capabilities in Arizona and Wisconsin to meet significant increase in demand from commercial customers

December 2020
Company lists on Nasdaq

May 2021
AMMO acquires GunBroker.com

August 2022
Company opens 185,000 sqft manufacturing plant in Wisconsin

Summer 2023
GB begins centralized CC Processing and Carting

2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023

Introduction – Ammo Inc.

ONE MARKET / TWO COMPANIES / UNIQUE CAPABILITIES

AMMO (MANUFACTURING)

185,00 SQ FT FACILITY

- Leading rifle brass manufacturer in the US
- 750M -1B pistol and rifle units annually

PATENTED TECHNOLOGIES

- One Way Luminescence (O.W.L.) for pistol and rifle projectiles
- Hardened armor piercing and incendiary projectiles

DEEP DRAW – RIFLE BRASS

- Jagemann is known as the leading OEM rifle brass manufacturer in the industry
- Calibers include but not limited to 50 Cal, 338 NM, 338 Lapua, 300 NM, 7mm PRC, 6mm PRC, 6.5 CM, 7.62X51, 6mm ARC, 30-06, 6.5 Grendel

GUNBROKER.COM (TECH)

PROPRIETARY OPERATING PLATFORM

- GunBroker.com developed its own proprietary source code to operate the marketplace website

UNMATCHED SCALE

- GunBroker.com has accumulated a critical mass of users, allowing the business to operate at high levels of profitability
- GunBroker.com offers immediate purchase and auctions on firearms and a diverse selection of outdoor products

LEADING INDUSTRY CREDIBILITY

- GunBroker.com has earned decades of credibility across the firearms community as the authoritative marketplace with strict compliance to relevant regulatory protocols

Market Opportunity

AMMUNITION MARKET

GROWING INTERNATIONAL DEMAND

- $22.35B global ammunition market in 2021 and estimated to reach $23.30B in 2030
  - $12B in Small Caliber
  - 3.2% CAGR 2022- 2030

STRONG DEMAND FOR PREMIUM RIFLE

- Customers are looking for flatter, heavier, faster
- 7mm PRC, 6.5 CM, 338 Lapua, 338 Norma, 300 Norma, 264 Int.

NATO AND EASTERN EUROPE WILL BE RESTOCKING FOR THE NEXT TEN YEARS

- 50 BMG, 7.62x51, 5.56,
- 12.7 x 108, 7.62 x 54R, 7.62 X 39, 5.45 X 20

GUNBROKER.COM

INCREASED CUSTOMER BASE

- 70% of the US Population shops online[1]
- Marketplace ecommerce sales were forecast to hit $357 billion in 2022 or 34.6% of total online sales

EVOLVING CUSTOMER BASE

- 20% of all retail sales happen online
- Annual growth rate for in-store sales is about 4% while for ecommerce sales it's almost 13%

SOCIAL / POLITICAL COMMENTARY

- Legislative or regulatory events bring new & diverse consumers to the platform


GUN
BROKER.COM
Nasdaq POWW

GunBroker.com Today

GunBroker.com* is the *World's largest Online Marketplace* of *Firearms and Accessories

HOW IT WORKS

- FFL Performs NICS --> Transfers Gun to Buyer FFL typically charges Buyer a Transfer Fee


FFL
Buyer
Seller
GUN BROKER.COM

- Buyer purchases Firearm from Seller on GunBroker.com
- Buyer Pays $ Seller Buyer sends FFL's info to Seller
- Seller ships Firearm to FFL

Conveniently transact regulated and unregulated merchandise…

***One item* at a time TO OUR DETRIMENT!**

Top 500
Ranked in the USA for Traffic

7.6 MILLION
Registered Users

1.8 MILLION
Items for Sale

$10 BILLION
Cumulative Merchandise Sales

Technology Leads our Innovation

GUN BROKER.COM

Site Capabilities:

- Cloud based technology scales, minimizes downtime and operating expenses
- GunBroker.com uses leading edge CDN and Firewalls to protect customer data
- New Auction Lengths
- Search Results Restructure
  - Bigger Pictures
  - Better Pricing Display
  - Price per Round for Ammo
  - Seller Rating
- In-Store Pick Up
- Search Recommendation Update
- Seller Notes on invoices
- FFL License expiration reminder messages
- Ability to send payment reminders to multiple buyers at once


AIR GUNS
SHOP NOW
TOP 15
CONCEALED
CARRY GUNS
SHOP NOW
RUGER
$10,000.00
$367.00
$399.99
$1,749.99
$1,749.99
$749.00
$800.00

Market Dynamics


Strong Hunt Shoot
Industry Fundamentals

38%

FFL's are Actively engaged on GunBroker.com[1]

16.4 Million

Firearm Sold in the US 2022[2]


Overall On-Line
Consumer Behavior

268 Million

Digital Buyers in US in 2022[3]

10% Growth

Ecommerce sales in 2022 (All US Sites)[4]

GUN BROKER.COM

Increased Capability and Go To Market Approach

- Customer Experience
- Seller Solutions
- Building Brand Awareness
- New Higher Lows

Source: 1: GunBroker.com Site Data and NICS Reporting by ATF. 2: NRAILA January 9 2023, "AnotherStrong Year for Gun Sales". 3: https://www.statista.com/statistics/273957/number-of-digital-buyers-in-the-united-states/ 4: Forbes https://www.forbes.com/sites/johnkoetsier/2023/01/28/e-commerce-retail-just-passed-1-trillion-for-the-first-time-ever

Customer Experience

Enhancing the experience through key strategic initiatives

- Seamless transactions following all regulatory requirements
- Suggested Products based on interests and prior purchases
- Consign or sell Firearms with GunBroker Valet… the work is done for you

GunBroker.com
Reviews 29,380 • Excellent
4.6
VERIFIED COMPANY

Shopping Cart


Shopping Cart

Recommendations


Shop Items Related to Your Cart
$225.00
$49.95
$27.06
$59.99
$215.01
Add to Cart

Abandonment


DON'T LET THESE ITEMS
GET AWAY!
PLACE BID

Valet Program

GUN BROKER.COM Valet

Highlighted programs

Seller Solutions

Bringing the seller tools and traffic to drive conversions

- Maximize margins on used inventory using platform analytics
- Seller Stores provide a platform for Sellers to promote their listings
- Self Service Advertising lets sellers promote listings on site
- Ability to list items and exclude sales to states with regulatory restrictions

1200+
New Registered Users Per Day

7.7 million
Registered Members

Analytics

GunBroker.com ANALYTICS

Seller Stores


Lock, Stock & Barrel
INVESTMENTS
WE TURN YOUR GUNS INTO CASH AND MAKE IT EASY!

Compliance Assistance


State Exclusions - Selling:*
I do not want to sell my item to the following states
Select a state and add it to exclude from shipping
Select a State

Self Service Advertising


Your listings can appear here.
START NOW

Highlighted programs

Source: GunBroker.com Site Data

Building Brand Awareness

Expanding the reach and upgrading content to add revenue

Building the GunBroker.com Brand

- Content Creation for Product Awareness
- Emails that matter and resonate with the consumer
- Lifestyle campaigns that make the consumer part of our community

15+ Million
Monthly Site Visits

51.6%
Email Open Rate

Article Content


Gun Articles and Advice

Marketing Campaigns


Guns from the Movies
Gifts for the Collector
HUNT THE MIGRATION!
Handguns Under $200
SAFE & SECURE
HOME DEFENSE SHOTGUNS

Video Creation


New Products SPOTLIGHT


BERETTA

Syndication


GUNS&AMMO
Top Selling Guns | February 2023

Highlighted programs

Revenue Opportunities

GUN BROKER.COM

UNIFIED PAYMENT EXPERIENCE

Payment Processing

- Tiered fee rates for volume sellers
- Fee and tax collection at point of sale rather than monthly billing
- Increased tier rates based on product type

Shipping

- Ability to capture fees based on pre-negotiated rates with shippers

Financing

- Increased basket size and revenues and fees for establishing financing

ADVERTISING PACKAGES

Advertising Programs customized to fit any budget

- Selling banner ads to manufacturers
- Selling banners to large sellers on the platform
- Increased sales based on Analytics to sellers and manufacturers

Content Creation and Distribution

- Video production, syndication of existing video, and custom video page builds are available with custom campaigns

The Transaction – Today/Tomorrow

TODAY

Revenue Model Today
Take Rate 5-6% of transaction
Limited Advertising

Revenue Model Summer 2023
Take Rate
Advertising
Content Creation
Analytics
CC processing

2023/2024

Future Revenue Sources in Development
Tiered Take Rate
Advertising
Shipping
Financing


SELLER
FFL Exchange
BUYER
MULTIPLE SELLERS
Internalized CC Processing
FFL Exchange
BUYER

TRANSITION IN THE BUSINESS


ammo™
INCORPORATED

Ammunition Division

3 to 5 Year View

Profitable Growth

YEAR 1

Near-term

- Organizational alignment
- Strategic account management
- Focus on high margin pistol products as we transition
- Focus on rifle ammunition & brass sales for OEM and international customer base
- Rebranding

Years 2-3

Mid-term

- New products
- Build superior brand around rifle ammunition
- Continue expansion of customer-base internationally
- Leverage Streak Brand in LE/Mil Market
- Continue to fill out organization
- Expansion of rifle loading capabilities

Years 4-5

Long-term

- New products
- Portfolio expansion in premium rifle
- New products
- Acquisitions/divestitures
- Capacity expansion
- Strategically target and execute profitable segments utilizing Ammo's size and agility
- LE/MIL/International Expansion

Back to the basics | *Expansion*

Manufacturing Facility, WI

- 185,000 sq ft
  - Training facility
  - 12 shipping bays
  - 37 acres with options on an additional 38 contiguous acres
- Highly desired deep draw skill set and equipment
- 200-meter indoor ballistic range
- Footprint to expand another 40,000 sq ft
- H-Occupancy loading bay for handling
  - Fuses
  - Explosives



Rebrand - Concept


SIGNATURE
HUNT
140GR
2750FPS
20RDS
6.5CRM SST
SIGNATURE
HUNT
6.5CRM SST
140GR 2750FPS 50RDS

- Premium store front box layout
  - Readable from 10 feet
  - Cleary depicts metrics and drop chart
- Metrics bar on three sides for better merchandising

Strategic Account Management

ammo INCORPORATED

ONLINE / RETAIL

Bass Pro Shops
Cabela's
SCHEELS GEAR. PASSION. SPORTS.
Sportsman's Warehouse
LUCKY GUNNER
SG Sportsman's Guide
DICK'S SPORTING GOODS
OPTICS PLANET.COM
PALMETTO STATE ARMORY
Fleet Farm
TARGET SPORTS USA
Academy SPORTS + OUTDOORS
BROWNELLS
MidwayUSA
Rural King America's Farm and Home Store
BI-MART

SHOOTING RANGES

RANGE USA
SHOOT STRAIGHT
FRISCO Gun Club
GRANITE STATE INDOOR RANGE
GUNS-N-GEAR MADISON, MISSISSIPPI
H&H SHOOTING SPORTS
KINGS GUN Center
MAGNUM SHOOTING CENTER
QUICKSHOT
Scottsdale Gun Club

DISTRIBUTORS

AmChar Wholesale Inc.
ORION WHOLESALE
BILL HICKS & CO. LTD.
Sports South LLC
SLWS
DAVIDSON'S
RSR GROUP
IRON VALLEY SUPPLY CO. EST. 1923

BUYING GROUPS

NBS Nation's Best Sports
SPORTS INC.
Worldwide The Independent Retailers' Buying Group
Mid-State DISTRIBUTING CO.
Wheatbelt
Do it Best Corp.

Global Addressable Market

$22.35B

2020 Global Ammunition Market

$12B

2022 Addressable Market Small Caliber (Excluding Russia & China)

3.2%

CAGR 2022-2030 (Excluding Russia & China)


43%
North America
23%
Europe
16%
Asia Pacific
15%
Africa/Mideast
3%
Central & South America

Excluding Russia & China

GrandView Research defined small caliber as 5.56 mm, 7.62mm, 9 mm and others
For Addressable: 50 cal and below and non-military production

Pivot to Higher Margin Product Mix

AMMO INC. PRODUCT MIX Q4 2023


15%
44%
41%
Pistol (9mm)
Rifle (223/308)
Brass Sales

PIVOT – 2024 FUTURE PRODUCT MIX


37%
36%
27%
Pistol (44/45LC/38/357)
Rifle (6.5CM/7mm PRC)
Brass Sales

SUMMARY

AMMO (MANUFACTURING)	GUNBROKER.COM (TECH)
NEW 185,000 SQ FT. MANUFACTURING FACILITY DOUBLES CAPACITY	ENHANCED PLATFORM TO CART DRIVES TRANSFORMATIVE REVENUE CREATION
STRATEGIC PIVOT TO HIGHER MARGIN DEEP DRAW RIFLE BRASS PRODUCTS	LARGEST FIREARM SALES PLATFORM NATIONALLY DRAWS NEW SELLERS/BUYERS FROM ALL OUTDOOR VENUES
MANUFACTURER OF NATO AND RUSSIAN CALIBERS THAT ARE IN HIGH DEMAND BOTH DOMESTICALLY AND INTERNATIONALLY	AS FEDERAL AND STATE REGULATION INCREASES GUNBROKER SOLIDIFIES ITS POSITION IN THE MARKET
SIGNIFICANT INTERNATIONAL GOVERNMENT OPPORTUNITIES	LARGER DATA POOL ENHANCES ANALTICS FOR ALL BUYERS AND SELLERS ACROSS INDUSTRIES


ammo™
INCORPORATED
GUN
BROKER.COM
Nasdaq
POWW

APPENDIX

Calibers Produced

Rifle

- 50BMG
- 12.7 X 108
- 338 Lapua
- 338 Norma Magnum
- 300 Norma Magnum
- 7mm PRC
- 300WM
- 7REM MAG
- 7.62 X 51
- 300BLK
- 5.56
- Much More…

Pistol

- 9mm
- 380
- 38
- 357
- 40
- 45
- 44 MAG
- 45 LG
- 450 BM
- 10MM
- 44S&W
- Much More…

